SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2004

ALERIS INTERNATIONAL, INC.

(Exact name of Registrant as specified in charter)

Delaware	1-7170	75-2008280
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25825 Science Park Drive, Suite 400 Beachwood, Ohio	44122
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 910-3400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A to the Aleris International, Inc. (“Aleris”) Current Report on Form 8-K originally filed on December 14, 2004 is being filed solely to provide the pro forma financial information related to the merger combining the businesses of IMCO Recycling Inc. and Commonwealth Industries, Inc. (“Commonwealth”) and to provide the historical financial statements of Commonwealth, all as required by Item 9.01 of Form 8-K.

ITEM 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Commonwealth Industries, Inc. Consolidated Financial Statements and Notes to Consolidated Financial Statements, as of and for the three years ended December 31, 2003 (as restated to reflect Commonwealth’s disposition of its Alflex subsidiary) are incorporated herein by reference to Item 5 of Commonwealth’s Form 8-K filed with the Securities and Exchange Commission on August 19, 2004, as amended by Commonwealth’s Form 8-K/A filed October 21, 2004.

Commonwealth Industries, Inc. Consolidated Unaudited Financial Statements and notes thereto, as of and for the nine months ended September 30, 2004 are incorporated herein by reference to Part I of Commonwealth’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004 filed on November 8, 2004.

(b)	Pro Forma Financial Information

Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2004	5

Notes to Unaudited Pro Forma Condensed Combined Balance Sheet	6

Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended September 30, 2004	10

Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2003	11

Notes to Unaudited Pro Forma Condensed Combined Statements of Operations	12

(c)	Exhibits

2.1*	Agreement and Plan of Merger, dated as of June 16, 2004, among IMCO Recycling Inc., Silver Fox Acquisition Company and Commonwealth Industries, Inc. (incorporated by reference to Exhibit 2.1 of IMCO Recycling Inc.’s Current Report on Form 8-K dated June 16, 2004, filed with the Securities and Exchange Commission on June 18, 2004).

3.1*	Certificate of Amendment to the Certificate of Incorporation of IMCO Recycling, Inc.

3.2*	Certificate of Ownership and Merger of IMCO Recycling Inc.

3.3*	Amendment to the Bylaws of IMCO Recycling Inc.

4.1*	Supplemental Indenture dated November 9, 2004 between IMCO Recycling Inc., Commonwealth Industries, Inc., certain subsidiary guarantors party thereto and LaSalle Bank National Association.

10.1*	IMCO Recycling Inc. 2004 Equity Incentive Plan (filed as Annex F to the prospectus contained in IMCO Recycling Inc.’s Registration Statement on Form S-4/A (No. 333-117548) filed November 4, 2004 and incorporated herein by reference).
10.2*	IMCO Recycling Inc. 2004 Annual Incentive Compensation Plan (filed as Annex G to the prospectus contained in IMCO Recycling Inc.’s Registration Statement on Form S-4/A (No. 333-117548) filed November 4, 2004 and incorporated herein by reference).
10.3*	First Amended and Restated Revolving Credit and Security Agreement among IMCO Recycling Inc. and PNC Bank, N.A. among others.
10.4*	First Amendment to First Amended and Restated Credit and Security Agreement between IMCO Recycling Inc. and PNC, N.A. among others.
10.5*	Assumption Agreement dated as of December 9, 2004 between IMCO Recycling Inc., Commonwealth Industries, Inc. and certain subsidiary guarantors party thereto.
10.6*	Employment Agreement dated December 8, 2004, by and among IMCO Recycling Inc., IMCO Management Partnership L.P. and J. Tomas Barrett.
10.7*	IMCO Recycling Inc.’s agreement to assume certain assumption of Severance Agreements dated as of October 11, 2004.
10.8*	Severance Agreement dated June 10, 2004 between Steven J. Demetriou and Commonwealth Industries, Inc. (incorporated by reference herein to Exhibit 99.3 to Commonwealth Industries, Inc.’s Form 8-K filed on June 14, 2004).
10.9*	Form of Severance Agreement between Michael D. Friday and Christopher R. Clegg and Commonwealth Industries, Inc. (incorporated by reference herein to Exhibit 10.5 to Commonwealth Industries, Inc. Form 10-Q filed on August 5, 2004).
10.10*	Severance Agreement dated June 16, 2004 between Sean Stack and Commonwealth Industries, Inc. (incorporated by reference herein to Exhibit 99.3 to Commonwealth Industries, Inc.’s Form 10-Q filed on August 5, 2004).
10.11*	Post-Merger Compensation Agreement by and among Steven J. Demetriou, Commonwealth Industries, Inc. and IMCO Recycling Inc.
10.12*	Post-Merger Compensation Agreement by and among Michael D. Friday, Commonwealth Industries, Inc. and IMCO Recycling Inc.
23.1	Consent of PricewaterhouseCoopers LLP.

*	Previously filed as exhibits to the registrant’s Form 8-K, filed on December 14, 2004.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial statements as of September 30, 2004 and for the year ended December 31, 2003 and the nine months ended September 30, 2004 are presented to give effect to the December 2004 merger involving Aleris International, Inc. (formerly IMCO Recycling Inc.) and Commonwealth Industries, Inc. and to reflect the combination of the consolidated historical financial data of Aleris and Commonwealth. Upon the effectiveness of the merger, each outstanding share of Commonwealth stock (except those shares owned directly or indirectly by Commonwealth or Aleris) was converted into 0.815 of a share of Aleris common stock.

The following unaudited pro forma condensed combined financial statements have been derived from the historical financial statements of Aleris and Commonwealth. The unaudited pro forma condensed combined financial statements should be read in conjunction with:

•	Aleris’ historical audited consolidated financial statements for the year ended December 31, 2003 and unaudited consolidated financial statements as of and for the nine months ended September 30, 2004, as included in Aleris’ Annual Report on Form 10-K for the fiscal year ended December 31, 2003, as amended by Form 10-K/A filed with the Securities Exchange Commission and in Aleris’ Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004; and

•	Commonwealth’s historical audited consolidated financial statements for the year ended December 31, 2003, and unaudited condensed consolidated financial statements as of and for the nine months ended September 30, 2004, both incorporated by reference in this current report.

The unaudited pro forma condensed combined balance sheet is derived from the historical unaudited consolidated balance sheets of Aleris and Commonwealth as of September 30, 2004 and is presented as if the merger had occurred on September 30, 2004. The unaudited pro forma condensed combined statements of operations were derived from the historical consolidated statements of operations of both Aleris and Commonwealth assuming the merger had occurred on January 1, 2003.

The unaudited pro forma condensed combined financial statements are prepared for illustrative purposes only, and are not necessarily indicative of the operating results or financial position that would have occurred if the merger had been consummated at the beginning of the periods or the dates indicated, nor are they necessarily indicative of any future operating results or financial position. The unaudited pro forma condensed combined financial statements do not include any adjustments related to any restructuring charges, profit improvements, potential cost savings or one-time charges which may result from the merger or the result of final valuations of certain tangible and intangible assets and liabilities.

The accompanying unaudited pro forma condensed combined financial statements also reflect the financing transactions related to the merger (including Aleris’ November 2004 sale and issuance of its 9% senior notes) as if they had occurred on January 1, 2003 for results of operations data, and on September 30, 2004 for balance sheet data.

ALERIS INTERNATIONAL, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

SEPTEMBER 30, 2004

(In thousands)

			PRO FORMA ADJUSTMENTS
	Aleris Historical	Commonwealth Historical	Merger Transaction		Financing Adjustments (N)	Pro Forma Combined
ASSETS
Current Assets
Cash and cash equivalents	$9,390	$16,856	$—		$—	$26,246
Net residual interest in receivables sold	—	91,140	—		(91,140)	—
Accounts receivable, net	124,425	141	(2,239	)(A)	50,000 91,140	263,467

Inventories	81,074	111,555	29,865	(C)	—	222,494
Deferred income taxes	1,706	—	—		—	1,706
Other current assets	11,579	24,470	(747	)(M)	—	35,302
Current assets of discontinued operations	—	243	—		—	243

Total Current Assets	228,174	244,405	26,879		50,000	549,458
Property and equipment, net	217,354	117,790	91,173	(D)	—	426,317
Goodwill	63,940	—	—	(B)	—	63,940

Restricted cash	14,117	—	—		—	14,117
Investments in joint ventures	741	—	—		—	741
Other non-current assets, net	15,601	7,836	(435 (3,257	)(M) )(F)	10,220	29,965

	$539,927	$370,031	$114,360		$60,220	$1,084,538

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$97,356	$50,672	$(2,239	)(A)	$—	$145,789
Accrued liabilities	43,707	34,284	9,998 9,990	(E) (L)	(6,719)	91,260

Current maturities of long-term debt	10,629	—	—		(10,600)	29
Current liabilities of discontinued operations	—	1,918	—		—	1,918

Total Current Liabilities	151,692	86,874	17,749		(17,319)	238,996
Long-term debt	223,260	125,000	—		17,319 60,220	425,799

Deferred income taxes	8,210	—	—		—	8,210
Accrued pension benefits	13,238	23,533	12,590	(F)	—	49,361
Accrued post retirement benefits	—	58,368	(16,003	)(G)	—	42,365
Other long-term liabilities	13,373	3,256	—		—	16,629
Non-current liabilities of discontinued operations	—	775	—		—	775
STOCKHOLDERS’ EQUITY
Common stock	1,716	166	1,195	(H)	—	3,077
Additional paid-in capital	103,586	410,103	(235,281	)(I)	—	278,408

Deferred stock compensation	(1,279)	(2,058)	(1,876	)(J)	—	(5,213)
Retained earnings (Accumulated deficit)	48,091	(326,596)	326,596	(K)	—	48,091
Accumulated other comprehensive loss	(4,307)	(9,390)	9,390	(K)	—	(4,307)
Treasury stock	(17,653)	—	—		—	(17,653)

Stockholders’ Equity	130,154	72,225	100,024		—	302,403

	$539,927	$370,031	$114,360		$60,220	$1,084,538

See Notes to Unaudited Pro Forma Condensed Combined Balance Sheet.

Notes to Unaudited Pro Forma Condensed Combined Balance Sheet

(All dollar amounts, except per-share amounts, are in thousands)

The unaudited pro forma condensed combined balance sheet reflects the following pro forma adjustments and Aleris’ preliminary purchase price allocation as further described below:

A) To reflect the elimination of outstanding accounts receivables and payables between Aleris and Commonwealth.

B) To record the purchase price of net assets acquired as follows:

Estimated fair value of Aleris common shares (based on the average closing price of Aleris common stock two days prior and two days following announcement of the merger on June 17, 2004) issued in exchange for all outstanding Commonwealth common stock, resulting in the issuance of 13,608,335 Aleris shares	$171,002
Estimated fair value of Aleris stock options granted in exchange for Commonwealth stock options	5,181
Estimated acquisition costs	9,998

Total acquisition consideration	186,181

Estimated fair value of net assets acquired comprised of the following:
Current assets	$271,284
Property and equipment	208,963
Other assets	4,144
Deferred Compensation	3,934
Current liabilities	(94,625)
Long-term debt	(125,000)
Accrued pension and post-retirement benefits	(78,488)
Other long-term liabilities	(4,031)

Estimated fair value of net assets acquired	$186,181

Based upon currently available information, we do not believe that the allocation of the purchase price paid to assets acquired and liabilities assumed will result in the recognition of additional goodwill on the consolidated balance sheet. However, valuations of inventories and property, plant and equipment and the determination of deferred income taxes related to adjustments to record the acquired assets and assumed liabilities have not been finalized.

C) To reflect the adjustment to increase Commonwealth’s inventories to their estimated fair values.

D) To reflect the adjustment to increase Commonwealth’s property, plant and equipment to its estimated fair value.

E) To reflect estimated direct costs of the acquisition.

F) To reflect the adjustment to increase the liability for pension benefits to the estimated fair value of Commonwealth’s pension obligation assumed by Aleris and to eliminate Commonwealth’s intangible pension asset.

G) To reflect the adjustment to reduce the liability for accrued post retirement benefits to the estimated fair value of the post retirement benefit obligations assumed by Aleris.

H) To record adjustments to common stock as follows:

To eliminate Commonwealth’s common stock balance	$(166)
To reflect the incremental shares of Aleris common stock issued for the acquisition (13,608,335 shares at $.10 par value)	1,361

Total pro forma adjustments to common stock	$1,195

I) To record adjustments to additional paid-in-capital as follows:

To eliminate Commonwealth’s additional paid-in-capital	$(410,103)
To record the estimated fair value (in excess of par) of the 13,608,335 shares of Aleris common stock issued for the acquisition	169,641
To record the estimated fair value of Aleris stock options exchanged for Commonwealth stock options	5,181

Total pro forma adjustment to additional paid-in-capital	$(235,281)

J) To record adjustments to deferred compensation as follows:

To eliminate Commonwealth’s deferred compensation balance	$2,058
To record the intrinsic value of Commonwealth’s unvested stock options and restricted stock as of the merger date	(3,934)

Total pro forma adjustment to deferred compensation	$(1,876)

K) To eliminate Commonwealth’s accumulated deficit and accumulated other comprehensive loss balances.

L) To reflect the estimated liability for severance and other obligations related to Commonwealth employees to be terminated or relocated and change of control payments to Commonwealth executives paid at the closing of the merger.

M) To reflect the adjustment to write off Commonwealth’s deferred financing costs, since all of Commonwealth’s financing arrangements were refinanced and terminated as required by the merger agreement.

N) To reflect the financing transactions. The following adjustments have been reflected in the accompanying pro forma unaudited condensed combined financial statements to reflect the financing transactions:

1) An adjustment to reflect the purchase of $50,000 of accounts receivable outstanding under Commonwealth’s receivables purchase agreement that are required to be repurchased to terminate that agreement.

2) An adjustment to reclassify Commonwealth’s net residual interest in receivables sold of $91,140 to accounts receivable.

3) An adjustment to reflect a reclassification to long-term borrowings of the accrued interest on Commonwealth’s senior subordinated notes that were redeemed, in the amount of $6,719.

4) An adjustment to reclassify $10,629 outstanding under Aleris’ senior credit facilities to long-term debt, since Aleris obtained long-term financing to refinance these obligations.

5) An adjustment to reflect the costs to be incurred by Aleris related to the financing transactions, which are currently estimated to be $10,220. This adjustment has been reflected as an increase to other non-current assets and an increase in long-term debt in the accompanying unaudited pro forma condensed combined balance sheet.

As a result of these adjustments, current maturities of long-term debt are estimated to decrease by $10,600 and long-term debt is estimated to increase by $77,539.

A comparison of Aleris and Commonwealth debt outstanding as of September 30, 2004 on a historical basis and on a pro forma basis, reflecting the financing transactions described above, is as follows:

Aleris and Commonwealth Historical Debt Outstanding as of September 30, 2004:

Aleris
10 3/8% senior secured notes due 2010 (net of $1,163 discount)	$208,837
Morgantown, Kentucky solid waste disposal facilities revenue bonds (6.0% to 7.65%) (1)	14,407
Senior credit facility	10,600
Other	45

$233,889

Commonwealth
10 3/4% senior subordinated notes due 2006	125,000

Total	$358,889

Aleris and Commonwealth Combined Pro Forma Debt Outstanding as of September 30, 2004

10 3/8% senior secured notes due 2010 (net of $1,163 discount)	$208,837
9% senior notes	125,000
Morgantown, Kentucky solid waste disposal facilities revenue bonds (6.0% to 7.65%) (1)	14,407
Amended and restated senior credit facility (2)	77,539
Other	45

Total	$425,828

(1)	In October 2004, an additional series of $5.0 million in industrial revenue bonds was issued by Aleris, carrying a variable interest rate and maturing in 2029.
(2)	In connection with the financing transactions, Commonwealth was required to purchase its receivables previously sold under its receivables purchase facility, and terminate that facility. At September 30, 2004, $50,000 was outstanding under the receivables purchase facility and was assumed to be purchased via funding from the amended and restated senior credit facility.

ALERIS INTERNATIONAL, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

(In thousands, except per share data)

Aleris Historical	Commonwealth Historical	PRO FORMA ADJUSTMENTS	Pro Forma Combined(F)
Merger Transaction	Financing Transactions
Revenues	$853,991	$834,385	$(21,324	)(D)	$—	$1,667,052
Cost of sales	790,523	793,744	(21,324 6,838	)(D) (B)	—	1,569,781

Gross profit	63,468	40,641	(6,838)	—	97,271

Selling, general and administrative expense	37,767	30,728	—	—	68,495
Restructuring and other charges	—	18,580	—	—	18,580
Interest expense	19,948	12,783	—	605	(C)	33,336
Other (income) expense, net	336	(1,328)	—	—	(992)
Equity in net loss of affiliates	135	—	—	—	135

Earnings (loss) from continuing operations before provision for income taxes and minority interests	5,282	(20,122)	(6,838)	(605)	(22,283)
Provision for income taxes	2,475	130	—	—	2,605	(E)

Earnings (loss) from continuing operations before minority interests	2,807	(20,252)	(6,838)	(605)	(24,888)
Minority interests, net of provision for income taxes	122	—	—	—	122

Earnings (loss) from continuing operations	$2,685	$(20,252)	$(6,838)	$(605)	$(25,010)

Net earnings (loss) per share:
Basic net earnings (loss) per share:
Earnings (loss) from continuing operations	$.18	$(1.25)	$(0.89)
Diluted net earnings (loss) per share:
Earnings (loss) from continuing operations	$.18	$(1.25)	$(0.89)
Weighted average shares outstanding (A):
Basic	14,835	16,176	28,018
Diluted	15,277	16,176	28,018

See Notes to Unaudited Pro Forma Condensed Combined Statements of Operations.

ALERIS INTERNATIONAL, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

(In thousands, except per share data)

	Aleris Historical	Commonwealth Historical	PRO FORMA ADJUSTMENTS				Pro Forma Combined (F)
			Merger Transaction		Financing Transactions
	Restated
Revenues	$892,015	$817,711	$(19,886	)(D)	$—		$1,689,840
Cost of sales	837,428	769,402	(19,886 9,117	)(D) (B)	—		1,596,061

Gross profit	54,587	48,309	(9,117)		—		93,779
Selling, general and administrative expense	38,808	34,317	—		—		73,125
Fees on receivables sale	843	—	—		—		843
Interest expense	15,806	15,506	—		806	(C)	32,118
Other (income) expense, net	1,415	(1,771)	—		—		(356)
Equity in net earnings of affiliates	(789)	—	—		—		(789)

Earnings (loss) from continuing operations before provision for (benefit from) income taxes and minority interests	(1,496)	257	(9,117)		(806)		(11,162)
Provision for (benefit from) income taxes	(1,244)	115	—		—		(1,129	)(E)

Earnings (loss) from continuing operations before minority interests	(252)	142	(9,117)		(806)		(10,033)
Minority interests, net of provision for income taxes	560	—	—		—		560

Earnings (loss) from continuing operations	$(812)	$142	$(9,117)		$(806)		$(10,593)

Net earnings (loss) per share:
Basic net earnings (loss) per share:
Earnings (loss) from continuing operations	$(.06)	$.01					$(0.38)
Diluted net earnings (loss) per share:
Earnings (loss) from continuing operations	$(.06)	$.01					$(0.38)
Weighted average shares outstanding (A):
Basic	14,473	16,011					27,522
Diluted	14,473	16,075					27,522

See Notes to Unaudited Pro Forma Condensed Combined Statements of Operations.

Notes to Unaudited Pro Forma Condensed Combined Statements of Operations

(All dollar amounts, except per share amounts, are in thousands)

The unaudited pro forma condensed combined statements of operations reflect the following pro forma adjustments as further described below:

A) Pro forma combined basic and diluted shares include adjustments to reflect the impact of the exchange ratio of 0.815 of a share of Aleris common stock for each share of outstanding Commonwealth common stock and the impact of Aleris stock options exchanged for outstanding Commonwealth stock options.

B) To reflect the incremental depreciation expense on the write-up of property, plant and equipment which is being amortized over a 10 year period, reflecting an estimate of the composite depreciable life of the assets.

C) To reflect the estimated incremental interest expense resulting from the financing transactions.

D) To eliminate revenues and cost of sales between Aleris and Commonwealth.

E) Substantially all of Commonwealth’s operations are in the United States. Commonwealth recorded income before taxes of $257 for the year ended December 31, 2003 with income tax expense of $115. For the year ended December 31, 2003, Aleris recorded a benefit for income taxes of $1,244, which consisted of federal and state income tax benefits of $7,904 and a provision for foreign income taxes of $6,660.

For the nine months ended September 30, 2004, Commonwealth recorded a loss before taxes of $20,122, with income tax expense of $130. During the nine months ended September 30, 2004, as a result of higher interest expense and payments for departing executives, Aleris reported net operating losses for U.S. federal income tax purposes. Aleris recognized deferred tax benefits related to these net operating losses for U.S. federal income tax purposes, but did not recognize deferred state income tax benefits.

No additional tax effect has been reflected in the pro forma condensed combined statement of operations for the year ended December 31, 2003 or the nine months ended September 30, 2004 due to the uncertainty as to whether the deferred tax assets related to the pro forma adjustments would be realized by the combined company.

We are in process of evaluating our ability to realize the benefit of the net operating loss carryforward of Commonwealth acquired in the acquisition, as well as other acquired temporary differences. As a result, the accompanying pro forma balance sheet does not reflect any adjustment related to the historical deferred income taxes of Aleris or Commonwealth.

F) The following special items were recorded by Aleris during the year ended December 31, 2003: (a) write-off of deferred charges associated with the establishment in 2003 of Aleris’

revolving credit facility of $753 in conjunction with the refinancing of almost all of its debt in the fourth quarter of 2003; (b) impairment of certain of its assets resulting in non-cash charges totaling $5,905; and (c) an unrealized foreign currency gain of $1,880 recognized on the intercompany note from VAW-IMCO. During the nine months ended September 30, 2004, Aleris incurred expenses amounting to $3,665 related to the departure of its former chairman of the board, president and chief executive officer. These expenses included a cash severance payment of $1,500, expenses from the vesting of this individual’s restricted stock awards, and certain legal expenses associated with his departure.

Commonwealth recorded a $29,600 non-cash goodwill impairment charge and a $2,516 curtailment gain related to its other post-employment benefit plan during the year ended December 31, 2003. During the nine months ended September 30, 2004 Commonwealth recorded the following special items: (a) severance and professional fees in relation to the merger with Aleris of $13,726; and (b) closure expenses for the King’s Mountain, North Carolina tube facility of $7,062.

Aleris expects to incur additional charges associated with combining the operations of the two companies. These costs, which are not included in the amounts shown above, are anticipated to be approximately $12 million during the fourth quarter of 2004 and include severance and other costs related to the combined company’s restructuring plans.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 to its Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ALERIS INTERNATIONAL, INC.

Dated: February 3, 2005	/s/ Michael D. Friday
Name: Michael D. Friday
Title: Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of June 16, 2004, among IMCO Recycling Inc., Silver Fox Acquisition Company and Commonwealth Industries, Inc. (incorporated by reference to Exhibit 2.1 of IMCO Recycling Inc.’s Current Report on Form 8-K dated June 16, 2004, filed with the Securities and Exchange Commission on June 18, 2004).

3.1*	Certificate of Amendment to the Certificate of Incorporation of IMCO Recycling, Inc.

3.2*	Certificate of Ownership and Merger of IMCO Recycling Inc.

3.3*	Amendment to the Bylaws of IMCO Recycling Inc.

4.1*	Supplemental Indenture dated November 9, 2004 between IMCO Recycling Inc., Commonwealth Industries, Inc., certain subsidiary guarantors party thereto and LaSalle Bank National Association.

10.1*	IMCO Recycling Inc. 2004 Equity Incentive Plan (filed as Annex F to the prospectus contained in IMCO Recycling Inc.’s Registration Statement on Form S-4/A (No. 333-117548) filed November 4, 2004 and incorporated herein by reference).

10.2*	IMCO Recycling Inc. 2004 Annual Incentive Compensation Plan (filed as Annex G to the prospectus contained in IMCO Recycling Inc.’s Registration Statement on Form S-4/A (No. 333-117548) filed November 4, 2004 and incorporated herein by reference).

10.3*	First Amended and Restated Revolving Credit and Security Agreement among IMCO Recycling Inc. and PNC Bank, N.A. among others.

10.4*	First Amendment to First Amended and Restated Credit and Security Agreement between IMCO Recycling Inc. and PNC, N.A. among others.

10.5*	Assumption Agreement dated as of December 9, 2004 between IMCO Recycling Inc., Commonwealth Industries, Inc. and certain subsidiary guarantors party thereto.

10.6*	Employment Agreement dated December 8, 2004, by and among IMCO Recycling Inc., IMCO Management Partnership L.P. and J. Tomas Barrett.

10.7*	IMCO Recycling Inc.’s agreement to assume certain assumption of Severance Agreements dated as of October 11, 2004.

10.8*	Severance Agreement dated June 10, 2004 between Steven J. Demetriou and Commonwealth Industries, Inc. (incorporated by reference herein to Exhibit 99.3 to Commonwealth Industries, Inc.’s Form 8-K filed on June 14, 2004).

10.9*	Form of Severance Agreement between Michael D. Friday and Christopher R. Clegg and Commonwealth Industries, Inc. (incorporated by reference herein to Exhibit 10.5 to Commonwealth Industries, Inc. Form 10-Q filed on August 5, 2004).

10.10*	Severance Agreement dated June 16, 2004 between Sean Stack and Commonwealth Industries, Inc. (incorporated by reference herein to Exhibit 99.3 to Commonwealth Industries, Inc.’s Form 10-Q filed on August 5, 2004).

10.11*	Post-Merger Compensation Agreement by and among Steven J. Demetriou, Commonwealth Industries, Inc. and IMCO Recycling Inc.

10.12*	Post-Merger Compensation Agreement by and among Michael D. Friday, Commonwealth Industries, Inc. and IMCO Recycling Inc.

23.1	Consent of PricewaterhouseCoopers LLP.

*	Previously filed as exhibits to the registrant’s Form 8-K, filed on December 14, 2004.